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                                                                 Exhibit 10.11.1

[SIMMONS LOGO]


INTER-OFFICE CORRESPONDENCE



                             PERSONAL & CONFIDENTIAL



DATE:           March 21, 2001

FROM:           Charlie Eitel

SUBJECT:        2001 Management Bonus Plan

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I am pleased to announce several changes to the Management Bonus Plan criteria for 2001. Beginning this year, payouts will be based not only on EBITDA and sales objectives, but also on performance toward our Zero Waste initiatives. By measuring performance against these criteria, plan participants can be recognized and rewarded for a more direct impact on company results.

Below is an outline of the bonus criteria for the various plan participants, both at corporate and at the plants:

CORPORATE, SITE, AND WARREN DRIVE
     -    15% Corporate Sales Objective
     -    70% Corporate EBITDA Objective
     -    15% Corporate Zero Waste Objective

PLANTS
     -    15% Plant Sales Objective
     -    35% Plant PPV/O1 Objective
     -    35% Corporate EBITDA Objective
     -    15% Plant Zero Waste Objective


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2001 Management Bonus Program
Page Two


NATIONAL ACCOUNTS
     -    15% National Account Sales Objective
     -    35% National Account Dealer Contribution
     -    35% Corporate EBITDA Objective
     -    15% Corporate Zero Waste Objective


TO BE ELIGIBLE, THE COMPANY MUST HIT:
     -    91% of EBITDA budget AND
     -    91% of all categories totaled


IN ORDER TO PAY IN EXCESS OF 100% IN ANY CATEGORY:
     -    The company must hit 100% of EBITDA
     -    For the plants, they must hit 100% of the PPV/O1 Objective
     - For National Accounts, they must hit 100% of the dealer contribution objective


*OTHER CONDITIONS: The plan will be capped at 125% unless the EBITDA exceeds 11.25% of net sales and then the cap would be increased to 150%.

The percentage of bonus each participant will receive at each threshold is indicated below for EBITDA and Zero Waste:

At 90% performance level (or below)                   0% Bonus
At 91% performance level                             10% Bonus
At 92% performance level                             20% Bonus
At 93% performance level                             30% Bonus
At 94% performance level                             40% Bonus
At 95% performance level                             50% Bonus
At 96% performance level                             60% Bonus
At 97% performance level                             70% Bonus
At 98% performance level                             80% Bonus
At 99% performance level                             90% Bonus
At 100% performance level                           100% Bonus
Over 100% performance level                           1% of salary for each
                                                      additional 1% performance
                                                      above 100%

The percentage of bonus for sales will be prorated from 0 to 100% for sales between 2000 actual sales and the 2001 target.


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2001 Management Bonus Plan
Page Three


Earning a bonus is contingent on an employee receiving at least a "Meets Expectations" performance rating at the annual performance appraisal and being an active employee at the time bonuses are distributed. Employees whose employment began after January 1, 2001 will be prorated for the year.